SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  July 25, 1996

                    Midland Realty Acceptance Corp.
           (Exact name of registrant as specified in its charter)


                             Missouri
                (State or other jurisdiction of incorporation)


             333-3885                                 43-1745475
    (Commission File Number)                  (IRS Employer Identification No.)

210 West 10th Street, 6th Floor, Kansas City, Missouri                64105
   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (816) 435-5000


                                 Not applicable
         (Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

Exhibit 99 Underwriter's Statement Relating to Midland Realty Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1, together with Preliminary Structural Term Sheet and Preliminary Collateral Term Sheet.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  MIDLAND REALTY ACCEPTANCE CORP., as
                                  Registrant

Date: July 26, 1996               By: Alan L. Atterbury
                                      -------------------
                                      Alan L. Atterbury, President

                                  EXHIBIT INDEX

      Exhibit No.                               Description

          99                              Underwriter's Statement Relating to
                                          Midland Realty Acceptance,
                                          Commercial Mortgage Pass-Through
                                          Certificates, Series 1996-C1,
                                          together with Preliminary
                                          Structural Term Sheet and
                                          Preliminary Collateral Term Sheet.